Execution Version

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

TRANSITION SERVICES AGREEMENT

by and among

ADMA BIO CENTERS GEORGIA INC. and ADMA BIOLOGICS, INC.

and

BIOTEST PHARMACEUTICALS CORPORATION

Effective as of January 1, 2019

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

TRANSITION SERVICES AGREEMENT

This TRANSITION SERVICES AGREEMENT (this “Agreement”), with an effective date of January 1, 2019 (the “Effective Date”), is entered into by and among ADMA Biologics, Inc., a Delaware corporation (“ADMA Biologics”), ADMA Bio Centers Georgia Inc., a Delaware corporation (“ADMA Bio Centers”) (collectively “ADMA”), and Biotest Pharmaceuticals Corporation, a Delaware corporation (“BPC”). ADMA and BPC shall be separately referred to herein as a “Party” and together as the “Parties.”

WHEREAS, ADMA and BPC entered into a Purchase Agreement dated June 6, 2017 (as the same may be amended, supplemented, restated and/or modified from time to time, the “Purchase Agreement”), pursuant to which ADMA has agreed to sell and BPC has agreed to purchase the Acquired Assets as more fully described in the Purchase Agreement; and

WHEREAS, the Purchase Agreement requires that BPC and ADMA enter into this Agreement at the Effective Time (as defined in Purchase Agreement) to properly document the transition services to be provided by ADMA and/or Third Party Service Providers (as defined below) to BPC.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements entered into herein and in the Purchase Agreement, and intending to be legally bound hereby, ADMA and BPC agree as follows:

ARTICLE 1

DEFINITIONS AND REFERENCES

1.1	Defined Terms.

Certain Defined Terms. For all purposes of this Agreement:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly Controlling or Controlled by, or under direct or indirect common Control with, such Person. For purposes of this definition, the term “Control,” when used with respect to any specified Person, means the power to direct or cause the direction of the management or policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “Controlling” and “Controlled” have correlative meanings.

“Information” means all information of either Party, whether or not patentable or copyrightable, in written, oral, electronic or other tangible or intangible forms, stored in any medium, including non-public financial information, studies, reports, records, books, accountants’ work papers, contracts, instruments, surveys, discoveries, ideas, concepts, know-how, techniques, designs, specifications, drawings, blueprints, diagrams, models, prototypes, samples, flow charts, data, computer data, computer configurations, donor information, disks, diskettes, tapes, computer programs or other software, marketing plans, customer data, communications by or to attorneys, memos and other materials prepared by attorneys and accountants or under their direction (including attorney work product), and other technical, financial, legal, employee or business information or data.

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Law” means each provision of any applicable federal, provincial, state, local or foreign law, statute, ordinance, order, code, requirement, rule or regulation, promulgated or issued by any governmental authority, as well as any judgments, decrees, injunctions or agreements issued or entered into by any governmental authority.

“Person” means any individual, corporation, partnership, joint venture, limited liability company, trust or unincorporated organization or Governmental Authority.

“Subsidiary” means, with respect to any Person, any and all corporations, partnerships, limited liability companies, joint ventures, associations and other entities of which such Person owns, directly or indirectly, more than 50% of the voting securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such entity.

“Term” has the meaning assigned to such term in Section 3.1.

“Third Party Service Providers” shall mean third parties which are or will be engaged by ADMA or its Affiliates to assist in the delivery of its obligations under this Agreement.

“Transition” means the transition of the Services provided by ADMA or a Third Party Service Provider to BPC.

The remainder of capitalized terms used in this Agreement and not defined herein shall have the meanings given to such terms in the Purchase Agreement.

1.2       Construction of Certain Terms and Phrases.

Unless the context of this Agreement otherwise requires: (a) words of any gender include each other gender; (b) words using the singular or plural number also include the plural or singular number, respectively; (c) the terms “hereof,” “herein,” “hereby” and derivative or similar words refer to this entire Agreement; (d) all references herein to “Articles”, “Sections” and “Schedules” are to Articles, Sections and Schedules of this Agreement; (e) the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”; and (f) references to a Person are also to its successors and permitted assigns.

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE 2

SERVICES

2.1        Services.

a)                  The term “Services” shall mean and refer solely to those services the scope of which are described in Schedule 1 (the “Service Schedule”). References herein to this Agreement shall include the Service Schedule. To the extent there is a conflict between the terms of this Agreement and the Service Schedule, the Service Schedule shall control.

b)                  At any time during the Term (as defined in Section 3.1), subject to the other terms of this Agreement, the Parties may agree to subtract from/add to the Services being performed under a Service Schedule without violating this Agreement. Any agreed changes shall be in writing by both Parties and signed by an authorized representative of each Party (a “Change Order”). Any additional work required as a result of a Change Order shall be done at the rate specified in Exhibit A unless otherwise provided in the applicable Change Order.

c)                  Commencing on the Effective Date and continuing throughout the applicable Term, subject to changes in applicable Law, ADMA agrees to provide the Services in accordance with the Service Schedule. ADMA shall provide the Services to the same extent and with at least the same level of service and degree of quality that services of a similar kind were provided by ADMA immediately prior to the Effective Date, in a commercially reasonable manner comparable to how ADMA provides similar services to its own business and in a manner consistent with reasonable industry standards. Further ADMA shall use commercially reasonable efforts to cause any Third Party Service Providers to provide to BPC to the same extent and with at least the same level of service and degree of quality that services of a similar kind were provided by such Third Party Service Providers prior to the Effective Date.

d)                 To the extent that any of the assets required by a ADMA to provide any Services are the property of ADMA following the Effective Date, ADMA hereby grants to BPC a limited, non-exclusive license and right to use such assets, for a period not to exceed the applicable Term, for the purpose of providing such Services and aiding the Transition on the terms and subject to the conditions set forth in this Agreement.

e)                  ADMA shall cause its employees to comply with all applicable Laws in connection with the provision of the Services.

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

f)                   The Parties shall use their respective commercially reasonable efforts to complete the Transition as soon as practicable and in no event later than the expiration of the applicable Term and shall commit and provide sufficient and appropriate resources to timely complete the Transition. During the applicable Term, ADMA shall also use its commercially reasonable efforts to maintain its current Federal and State licenses, permits, etc. reasonably necessary to operate the Acquired Assets and assist BPC in obtaining licenses and/or consents or other necessary approvals with or from any governmental agency or any of such Third Party Service Providers who are providing Services to BPC or to ADMA for the benefit of BPC; provided that, except as expressly set forth on the Service Schedule, in no event shall such assistance by ADMA require or be deemed to require ADMA to incur any additional costs or make any additional payments to any such Third Party Service Providers, in each case other than any required immaterial third-party documentation and/or processing fees and expenses; provided, further, that BPC may, at its option, make such payments in order to maintain or secure the services of such Third Party Service Provider. After the expiration of the applicable Term, BPC shall be responsible for obtaining for its own benefit such licenses, consents or other necessary approvals from such Third Party Service Providers.

g)                  BPC acknowledges and agrees that, other than complying with the applicable efforts obligations under Section 2.1(f) above, (i)  ADMA has no obligation to actually obtain licenses or consents with any Third Party Service Provider in connection with the Services and (ii) any failure by ADMA to actually obtain any such license or consent will not constitute a breach of this Agreement or the negligence or willful misconduct of ADMA; provided that failure to obtain any such license or consent shall not relieve ADMA of its obligations to provide the applicable Services set forth herein, unless providing such Services without such license or consent would violate applicable Law or cause ADMA to be in breach of or default under ADMA’s Contract with such Third Party Service Provider (other than in a de minimis respect), in which case ADMA will not be obligated to provide such Services. BPC shall not have any liability resulting from ADMA’s failure to obtain any such license or consent; provided that BPC has complied with the applicable efforts obligations under Section 2.1(f) above.

h)                  Notwithstanding anything to the contrary herein, this Agreement does not apply to the services that are expressly agreed to be provided by, or the other obligations of, a Party (or any of their Subsidiaries) to the other Party (or any of their Subsidiaries) pursuant to that certain Transition Services Agreement, dated as of June 6, 2017, by and between ADMA BioManufacturing, LLC, a Delaware limited liability company, and BPC (the “Existing TSA”), or any other existing commercial agreement between the Parties (or any of their Subsidiaries).

i)                    If, after the execution of this Agreement, the Parties reasonably determine that a service that (i) was provided by ADMA or a Third Party Service Provider prior to the Effective Date and (ii) is reasonably necessary to the conduct of such business after the Effective Date, was unintentionally omitted from the Service Schedule, then subject to the terms and conditions of this Agreement, ADMA shall provide (or shall use commercially reasonable efforts to cause such Third Party Service Provider to provide) such additional service to BPC and a Service Schedule shall be created for such service, it being agreed by the Parties that the charges for such additional Services shall be determined in accordance with Exhibit A.

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

j)                    The Parties hereby agree ADMA is under no obligation to enter into any new engagements with additional Third Party Service Providers in connection with this Agreement unless (i) ADMA is entering into such new engagements with respect to its own internal business or in its ordinary course of business and (ii) BPC is not able to engage its own Third Party Service Providers with respect to the same subject matter within the applicable timing needs of BPC. BPC shall use its commercially reasonable efforts to transition from ADMA (or any of its Subsidiaries) and the Third Party Service Providers to itself or its own Third Party Service Providers as promptly as practicable and, in any event, prior to the expiration of the applicable Term.

2.2        Fees & Costs.

a)                  Schedule A sets forth the fees to be paid by BPC for the Services to be provided by ADMA (collectively, the “Fees”).

b)                  Not more than [***] ([***]) days following the end of each calendar month during the applicable Term, each ADMA (directly or through one or more of its Affiliates) shall issue a monthly invoice to BPC, setting forth the Fees (itemized by Service) and any applicable taxes payable by BPC for such calendar month.

c)                  Except as otherwise provided herein or in the Service Schedule, the aggregate undisputed Fees under the Service Schedule shall be paid in full by BPC within [***] ([***]) days following receipt of an invoice from ADMA, unless BPC in good faith disputes the amount of Fees contained in any such invoice, as provided in Section 2.3(d) below. ADMA may charge BPC a late fee of [***] percent ([***]%) per month for any undisputed Fees not paid when due.

d)                 If BPC, in good faith, disputes any Fees, it shall promptly submit to ADMA written notice of such dispute and may withhold from its payment of the relevant invoice only such disputed amounts (except for applicable taxes), subject to resolution in accordance with Section 6.2; provided, however, that in no event shall BPC dispute any Fees with respect to Services provided to BPC by a Third Party Service Provider to the extent such Fees are documented by an invoice of such Third Party Service Provider and a copy of such invoice is delivered to BPC. Pending resolution of such disputed Fees, ADMA shall be obligated to continue providing Services in accordance with this Agreement.

e)                  BPC understands that prior to the Effective Date, ADMA may have contracted with Affiliates or Third Party Service Providers to provide services in connection with all or any portion of the Services. In providing Services hereunder, ADMA may subcontract with its present and future Affiliates or Third Party Service Providers to provide such Services (and may increase the scope of such engagement of Affiliates or Third Party Service Providers).

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

f)                   Promptly after receiving written notice thereof, ADMA shall use its commercially reasonable efforts to correct any errors or omissions in any of the Services that it has provided to BPC hereunder.

2.3        Transition.

During the period of the applicable Term hereunder, each of ADMA and BPC shall cooperate with each other with respect to the Transition and shall use their respective commercially reasonable efforts to timely complete the Transition during such applicable Term.

2.4        Computer and Books and Records Access.

Each Party shall keep complete and accurate records in all material respects in connection with the provision of Services and such records shall be kept in sufficient detail to permit independent audit of such records in accordance with this Section 2.4. Neither Party shall use its access to the confidential information of the other Party for anything other than the receipt or provision, as applicable, of the Services hereunder. Notwithstanding anything to the contrary in this Agreement, no Party shall be required to disclose any information to the other Party, its legal representatives, independent accountants or auditors if doing so would (a) contravene any Law to which such Party is subject or any agreement by which such Party is bound or (b) result in the waiver of any attorney-client privilege or work product protection of such Party.

ARTICLE 3

TERM AND TERMINATION

3.1        Term.

Subject to the last sentence of this Section 3.1, the term of this Agreement shall commence on the Effective Date and end on the six (6) month anniversary thereof, unless earlier terminated in accordance with Section 3.2 below;  provided, however, that if the Parties wish to extend the term for which BPC will receive any of the Services hereunder beyond the initial term, the Parties shall enter into good faith negotiations at least thirty (30) days prior to the termination of the applicable initial term and following such negotiation may enter into a written agreement at least ten (10) days prior to the termination of the applicable initial term, which term may then be extended for such Service for an additional period not to exceed three (3) months from the scheduled initial expiration of the applicable initial term for such Service (the foregoing time periods, as the case may be, including any applicable extension, referred to herein as the applicable “Term”). If the Parties agree (or if required by applicable Law), the Service Schedules will set forth any shorter periods for which particular Services will be provided. Notwithstanding the foregoing, ADMA agrees to negotiate in good faith an extension of this Agreement in the event BPC is unable after exercising commercially reasonable efforts to obtain all necessary government licenses and approvals to operate the Acquired Assets.

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.2 Termination.

a)                   Except as otherwise provided by Law, this Agreement may be terminated by either BPC or ADMA at any time upon written notice to the other Party, if (i) the other Party is adjudicated as bankrupt, (ii) any insolvency, bankruptcy or reorganization proceeding is commenced by the other Party under any insolvency, bankruptcy or reorganization act, (iii) any action is taken by others against the other Party under any insolvency, bankruptcy or reorganization act and such Party fails to have such proceeding stayed or vacated within ninety (90) days or (iv) if the other Party makes an assignment for the benefit of creditors, or a receiver is appointed for the other Party which is not discharged within thirty (30) days after the appointment of the receiver.

b)                  Any Service provided hereunder may be terminated by ADMA at any time upon written notice to BPC if BPC fails to pay the amount of any undisputed Fees payable by it for such Service in accordance with Section 2.3 hereof and such failure is not cured within thirty (30) days after written notice from ADMA.

c)                  Any Service provided hereunder may also be terminated by either ADMA or BPC at any time upon written notice to the other Party if the other Party is in material breach of any of its obligations under this Agreement with respect to such Service (other than BPC’s obligation to pay the amount of any undisputed Fees payable for such Service in accordance with Section 2.3 hereof); provided, that in the event that BPC or ADMA, as the case may be, desires to terminate any Service pursuant to this Section 3.2(c), the Party that wishes to terminate such Service shall provide a Dispute Escalation Notice to the other Party and termination of such Service shall be permitted only after the Parties have complied with the dispute resolution procedures set forth in Section 6.2.

d)                 Any Service provided hereunder may also be terminated by BPC at the end of any calendar month; provided, that except as otherwise provided in the Service Schedule, BPC shall give ADMA at least fifteen (15) Business Days prior written notice specifying the date that such termination is to be effective (or such shorter notice as may be agreed upon by BPC and ADMA). Notwithstanding the foregoing, no prior notice is required to terminate any Service for which the Transition of such Service has been completed, which termination shall be effective immediately upon receipt of such notice by ADMA.

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.3        Effect of Termination.

In the event this Agreement or any Services are validly terminated as provided herein, each of the Parties shall be relieved of its duties and obligations arising with respect thereto after the date of such termination; provided, however, that (i) the provisions set forth in Articles IV, V and VI hereof shall survive any termination of this Agreement, (ii) such termination in and of itself shall not relieve a Party of liability for a breach prior to the date of such termination and (iii) such termination shall not relieve BPC of its obligation to pay accrued and unpaid Fees through the date of such termination which shall be paid within thirty (30) days of such termination. For the avoidance of doubt, in the event of any termination of one or more Services, the Fees applicable to such Services, in accordance with Section 2.3 above, shall no longer be charged or due after the effective date of such termination and in the event of a material reduction by BPC of the amount of the Services it elects to continue to receive, the Fees applicable to such Services shall be appropriately reduced thereafter if costs to the ADMA are correspondingly reduced as a result of such reduction.

ARTICLE IV

CONFIDENTIALITY

4.1       General.

The Parties agree to maintain the confidentiality of the contents of this Agreement and the dealings between the Parties with the same degree of care as they use to protect their own proprietary, confidential or trade secret information (provided, that in no event shall either Party use less than a reasonable degree of care). Subject to the last sentence of this Section 4.1, neither Party shall disclose to any third party any Information received from the other hereunder without such other Party’s prior written consent and shall use such Information only for the purpose of this Agreement. This Section 4.1 shall not apply to any Information which (i) was in the public domain at the time of its disclosure or thereafter becomes part of the public domain by publication or otherwise subsequent to the time of disclosure under this Agreement other than as a result of disclosure by the receiving party or its representatives in breach of this Agreement or any other duty of confidentiality; (ii) is independently developed by the receiving party without use of the other Party’s Information; (iii) is disclosed with the written approval of the disclosing party; (iv) is furnished to the receiving party by a third party having the authority to disclose such Information and, to the knowledge of the receiving party, the disclosure of such Information by the third party to the receiving party is not subject to a confidentiality obligation; (v) is disclosed by Law or in response to a valid order of a court or other governmental body of competent jurisdiction, but only to the extent legally required on the advice of outside legal counsel and for the purpose of such Law, and only if the receiving party first notifies the disclosing party of the required disclosure and permits the disclosing party, at its sole expense, to seek an appropriate legal remedy to maintain the Information in secret (and if the disclosing party seeks such a legal remedy, the receiving party agrees to, and to cause its representatives to, cooperate as the disclosing party shall reasonably request at the disclosing party’s expense); or (vi) is required to be included in any filings made with the U.S. Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (which, for the avoidance of doubt, shall include filing a copy of this Agreement with the U.S. Securities and Exchange Commission); provided, however, that the Parties shall use commercially reasonable efforts to obtain confidential treatment of any Information that is disclosed pursuant to this clause (vi).

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.2        Return or Destruction of Confidential Information.

Upon the expiration of the applicable Term, upon the disclosing party’s request, the receiving party shall promptly either return, destroy or erase (including expunging all Information from any computer, server or other device containing such information) all Information (including all copies, reproductions, summaries, analyses or extracts thereof or based thereon) in the possession or control of the receiving party or any of its representatives (and, in the case of destruction or erasure, provide to the disclosing party a certificate addressed to the disclosing party confirming such destruction or erasure). Notwithstanding any such return, destruction or erasure of the Information, the receiving party and its representatives shall continue to be bound by the obligations of confidentiality hereunder. Notwithstanding the foregoing, the receiving party and its representatives (a) may retain the Information to comply with applicable Law or bona fide internal record-keeping policies and (b) shall not be required to erase or expunge any Information residing on the receiving party’s automatic electronic backup or archival systems to the extent impracticable; provided, that the receiving party and its representatives shall continue to be bound by the obligations of confidentiality and use hereunder until the sooner of the time such Information is returned or destroyed in accordance herewith or the two year anniversary of the expiration of the applicable Term.

4.3       Survival.

The obligations of confidentiality in this section shall survive the termination of this Agreement and shall continue with respect to donor information without limit of time and in respect of other confidential information for a period of [***] ([***]) years.

ARTICLE 5

INDEMNIFICATION

5.1       Indemnification.

a)                  From and after the Effective Date, ADMA shall indemnify BPC, BPC’s Affiliates and each of their respective officers, directors, stockholders, employees, agents, representatives, successors and permitted assigns (each, a “BPC Indemnified Party”) against and hold them harmless from any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments and penalties (including reasonable and documented fees for outside counsel, accountants and other outside consultants) (collectively, “Losses”) suffered or incurred by such BPC Indemnified Party in connection with (1) a breach of this Agreement by ADMA, (2) the negligence or willful misconduct of ADMA in its performance of its obligations hereunder.

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

b)                  BPC shall indemnify ADMA, ADMA’s Affiliates and each of their respective officers, directors, stockholders, employees, agents, representatives, successors and permitted assigns (each, an “ADMA Indemnified Party” and any ADMA Indemnified Party or BPC Indemnified Party, an “Indemnified Party”) against and hold them harmless from any and all Losses suffered or incurred by such ADMA Indemnified Party in connection with (1) a breach of this Agreement by BPC, (2) BPC’s use of ADMA’s U.S. Food and Drug Administration license while operating the Acquired Assets, and (3) the negligence or willful misconduct of BPC in its performance of its obligations hereunder.

c)                   Notwithstanding anything to the contrary in Section 5.1(a) or 5.1(b), the Party against whom an indemnification claim is made under this Agreement (the “Indemnifying Party”) shall not be deemed to have breached this Agreement, to have been negligent or to have engaged in willful misconduct, to the extent that Losses arise as a result of information provided by or on behalf of the Indemnified Party to the Indemnifying Party or any actions taken or omitted to be taken by the Indemnifying Party upon the written direction or instruction of such Indemnified Party.

d)                 For avoidance of doubt, this Article V applies solely to the specific matters and activities covered by this Agreement (and not to matters specifically covered by the Purchase Agreement, Existing TSA or any other existing commercial agreement between the Parties (or any of their Subsidiaries)). Nothing in this Agreement shall limit the indemnification rights of the Parties under the Purchase Agreement, Existing TSA or any other existing commercial agreement between the Parties (or any of their Subsidiaries) and shall not be taken into account for purposes of determining or calculating Losses thereunder, nor shall this Agreement or the Services to be provided hereunder modify the Parties’ obligations under any other agreement.

e)                  The amount of any Losses payable under Section 5.1 by the Indemnifying Party shall be net of any amounts actually recovered by the Indemnified Party from any other Person alleged to be responsible therefor. If the Indemnified Party receives any amounts from any other Person alleged to be responsible for any Losses subsequent to an indemnification payment by the Indemnifying Party, then the Indemnified Party shall promptly reimburse the Indemnifying Party for the amount actually paid by the Indemnifying Party to the Indemnified Party in respect of such indemnification payment up to the amount received by the Indemnified Party, net of any expenses incurred by the Indemnified Party in collecting such amount.

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5.2       Procedures for Indemnification of Third Party Claims.

a)                   In order for any Indemnified Party to be entitled to any indemnification provided for under this Agreement in respect of, arising out of or involving an Action by any third Person against the Indemnified Party (a “Third-Party Claim”), such Indemnified Party must notify the Indemnifying Party of such Third-Party Claim in writing (and stating in reasonable detail in light of circumstances then known to such Indemnified Party the basis of such Third-Party Claim) promptly after receipt by such Indemnified Party of notice of the Third-Party Claim; provided, however, that failure by such Indemnified Party to give such notification shall not relieve the Indemnifying Party of its obligations hereunder, except to the extent the Indemnifying Party (i) demonstrates that it has been actually and materially prejudiced as a result of such failure or (ii) forfeits any rights or defenses that would otherwise have been available to the Indemnifying Party but for such failure. Thereafter, to the extent legally permissible, the Indemnified Party shall deliver to the Indemnifying Party, within five (5) Business Days after the Indemnified Party’s receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to the Third-Party Claim.

b)                   If a Third-Party Claim is made against an Indemnified Party, the Indemnifying Party shall be entitled (i) to participate in the defense thereof, and (ii) if it so chooses, upon written notice delivered to the Indemnified Party within thirty (30) days after receipt of notice of such Third-Party Claim from the Indemnified Party, to assume the defense thereof, in each case, with counsel selected by the Indemnifying Party, which counsel shall be reasonably satisfactory to the Indemnified Party; provided, that the Indemnifying Party shall not be entitled to assume the defense of any Third-Party Claim if any of the conditions set forth in Section 5.2(c) is not satisfied. Should the Indemnifying Party so elect to assume the defense of a Third-Party Claim, and is permitted to do so under Section 5.2(c), (x) the Indemnifying Party shall not be liable to the Indemnified Party for any legal expenses subsequently incurred by the Indemnified Party in connection with the defense thereof, and (y) the Indemnified Party shall have the right to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Indemnifying Party, it being understood that the Indemnifying Party shall control such defense (subject to Section 5.2(c)). The Indemnifying Party shall be liable for the fees and expenses of counsel employed by the Indemnified Party for any period during which the Indemnifying Party has not assumed the defense thereof; provided, however, that the Indemnifying Party will not be required to pay the fees and expenses of more than one counsel for all Indemnified Parties in any jurisdiction in any single Third-Party Claim. The Indemnifying Party or the Indemnified Party, as the case may be, shall at all times use reasonable efforts to keep the Indemnifying Party or the Indemnified Party, as the case may be, reasonably apprised of the status of any matter the defense of which they are maintaining. If the Indemnifying Party chooses to defend or prosecute a Third-Party Claim, all the Indemnified Parties shall reasonably cooperate in the defense or prosecution thereof. Such cooperation shall include the retention and (upon the Indemnifying Party’s request) the provision to the Indemnifying Party of records and information that are reasonably relevant to such Third- Party Claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Whether or not the Indemnifying Party assumes the defense of a Third-Party Claim, the Indemnified Party shall not admit any liability with respect to, or settle, compromise or discharge, such Third-Party Claim without the Indemnifying Party’s prior written consent (which consent shall not be unreasonably withheld). If the Indemnifying Party assumes the defense of a Third-Party Claim, the Indemnified Party shall agree to any settlement, compromise or discharge of such Third-Party Claim if (I) the Indemnifying Party recommends such settlement, compromise or discharge, (II) the Indemnifying Party would be obligated to pay the full amount of the Losses in connection with such Third- Party Claim under the terms of this Agreement and (III) such settlement, compromise or discharge completely and unconditionally releases the Indemnified Party from all Losses in connection with such Third-Party Claim, does not entail any admission of liability on the part of the Indemnified Party and would not otherwise adversely affect the Indemnified Party. Any consent to be given by an Indemnified Party under this Section 5.2(b) shall be given by ADMA or BPC, as applicable.

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

c)                     Notwithstanding Section 5.2(b), the Indemnifying Party shall not be entitled to control the defense or settlement of any Third-Party Claim if any of the following conditions are not satisfied:

i.               the Indemnifying Party must diligently defend such Third-Party Claim;

ii.               the Indemnifying Party must furnish the Indemnified Party with evidence reasonably satisfactory to the Indemnified Party that the financial resources of the Indemnifying Party, in the Indemnified Party’s reasonable judgment, are and will be sufficient (when considering Losses in respect of all other outstanding claims by the applicable Indemnified Parties under this Article V) to satisfy any Losses relating to such Third-Party Claim;

iii.              such Third-Party Claim shall not involve criminal actions or allegations of criminal conduct by the Indemnified Party, and shall not involve Actions for specific performance or other equitable relief against the Indemnified Party;

iv.              such Third-Party Claim would not reasonably be expected to have a material adverse effect on the Indemnified Party’s business and does not relate to its customers, suppliers, vendors or other service providers; and

v.               there does not exist, in the Indemnified Party’s good faith judgment based on the advice of outside legal counsel, a conflict of interest which, under applicable principles of legal ethics, would reasonably be expected to prohibit a single legal counsel from representing both the Indemnified Party and the Indemnifying Party in such Third-Party Claim.

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

d)                  In the event of payment by or on behalf of any Indemnifying Party to any Indemnified Party in connection with any Third Party Claim, such Indemnifying Party shall be subrogated to and shall stand in the place of such Indemnified Party as to any events or circumstances in respect of which such Indemnified Party may have any right, defense or claim relating to such Third Party Claim against any claimant or plaintiff asserting such Third Party Claim or against any other Person. Such Indemnified Party shall cooperate with such Indemnifying Party in a reasonable manner, and at the cost and expense of such Indemnifying Party, in prosecuting any subrogated right, defense or claim.

5.3       Procedures for Indemnification of Third Party Claims.

In the event any Indemnified Party should have a claim against any Indemnifying Party under Section 5.1 that does not involve a Third Party Claim being asserted against or sought to be collected from such Indemnified Party, the Indemnified Party shall deliver written notice of such claim with reasonable promptness to the Indemnifying Party. Such notice shall describe the claim in reasonable detail, and shall indicate the estimated amount, if reasonably practicable, of the Losses that have been or may be sustained by the Indemnified Party in respect of such claim. Notwithstanding the foregoing, the failure of any Indemnified Party or other Person to give notice as provided in this Section 5.3 shall not relieve the related Indemnifying Party of its obligations under this Article V, except to the extent that the Indemnifying Party (a) demonstrates that it has been actually and materially prejudiced by such failure or (b) forfeits any rights or defenses that would otherwise have been available to the Indemnifying Party but for such failure. The Indemnifying Party shall have thirty (30) calendar days after its receipt of such notice to respond in writing to such claim. If the Indemnifying Party does not respond in writing within thirty (30) days after its receipt of such notice, such claim specified by the Indemnified Party in such notice shall be conclusively deemed a liability of the Indemnifying Party under Section 5.1, and the Indemnifying Party shall pay the amount of such Losses to the Indemnified Party on demand or, in the case of any written notice in which the amount of the claim (or any portion thereof) is estimated, on such later date when the amount of such claim (or such portion thereof) becomes finally determined. If the Indemnifying Party responds within thirty (30) days and in such response disputes its obligation to indemnify the Indemnified Party with respect to all or part of such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute and, if not resolved through negotiations within thirty (30) days of notice of such dispute from the Indemnifying Party, such dispute shall be resolved in accordance with Section 6.3.

5.4       Indemnification Payments.

All amounts required to be paid pursuant to this Article V shall be paid promptly in immediately available funds by wire transfer to a bank account designated by the Indemnified Party.

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

 5.5       Limitation on Damages.

a)                   IN NO EVENT SHALL EITHER PARTY AND/OR ITS AFFILIATES OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, STOCKHOLDERS, AGENTS, REPRESENTATIVES OR SUBCONTRACTORS BE LIABLE REGARDLESS OF THE FORM OF ACTION OR LEGAL THEORY FOR INDIRECT, SPECIAL, PUNITIVE, EXEMPLARY, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND RELATED TO THE PERFORMANCE OR NON-PERFORMANCE OF THIS AGREEMENT, INCLUDING LOST PROFITS, LOSS OF DATA OR BUSINESS INTERRUPTION (EXCEPT TO THE EXTENT SUCH EXCLUDED DAMAGES ARE AWARDED TO A THIRD PARTY IN A FINAL, NON-APPELABLE ORDER BY A COURT OF COMPETENT JURISDICTION IN CONNECTION WITH A THIRD PARTY CLAIM).

b)                   NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THE AGGREGATE LOSSES FOR WHICH EACH PARTY IS OBLIGATED TO INDEMNIFY THE APPLICABLE INDEMNIFIED PARTIES UNDER SECTION 5.1 SHALL IN NO EVENT EXCEED [***] DOLLARS ($[***]); PROVIDED THAT THE CAP SHALL NOT APPLY TO LOSSES AWARDED IN ANY THIRD PARTY CLAIM FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION.

5.6       Disclaimer of Warranties.

EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES, AND EACH PARTY EXPRESSLY DISCLAIMS, ANY AND ALL REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, WRITTEN OR ORAL, WITH RESPECT TO THE SERVICES TO BE PROVIDED UNDER THIS AGREEMENT, INCLUDING WARRANTIES WITH RESPECT TO MERCHANTABILITY, OR SUITABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND ANY WARRANTIES ARISING FROM COURSE OF DEALING, COURSE OF PERFORMANCE OR TRADE USAGE.

5.7       Survival.

The provisions of Article V shall survive termination of this Agreement.

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE 6

MISCELLANEOUS

6.1        Cooperation.

Each Party shall, and shall cause its Affiliates to, use commercially reasonable efforts to cooperate with the other Party in all matters relating to the provision and receipt of Services, including providing information and documentation sufficient for the other Party to provide the Services and making available, as reasonably requested by the other Party, timely decisions, approvals and acceptances in order that the other Party may perform their respective obligations under this Agreement in a timely manner.

6.2       Negotiation.

In the event that any dispute arises between the Parties that cannot be resolved, either Party shall have the right to refer the dispute for resolution to the chief executive officer of the Parties by delivering to the other Party a written notice of such referral (a “Dispute Escalation Notice”). Following receipt of a Dispute Escalation Notice, the chief executive officers of the Parties shall negotiate in good faith to resolve such dispute. The Parties agree that all discussions, negotiations and other information exchanged between the Parties during the foregoing escalation proceedings shall be without prejudice to the legal position of a Party in any subsequent Action. In the event that the Parties are unable to resolve such dispute within thirty (30) Business Days after the date of the Dispute Escalation Notice, either Party shall have the right to commence litigation in accordance with Section 6.3. The Parties agree that all discussions, negotiations and other information exchanged between the Parties during the foregoing escalation proceedings shall be without prejudice to the legal position of a Party in any subsequent Action.

6.3       Consent to Jurisdiction; Forum; Service of Process; Waiver of Jury Trial.

a)                  Subject to the prior exhaustion of the procedures set forth in Section 6.2, each of the Parties irrevocably agrees that any Action with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other Party hereto or its successors or assigns, shall in the case of all Parties, be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). Each of the Parties irrevocably submits with regard to any such Action for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any Action relating to this Agreement or any of the transactions contemplated hereby in any court other than the aforesaid courts. Each of the Parties irrevocably waives, and agrees not to assert as a defense, counterclaim or otherwise, in any Action with respect to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve in accordance with this Section 6.3, (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the fullest extent permitted by applicable Law, any claim that (A) the Action in such court is brought in an inconvenient forum, (B) the venue of such Action is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. The Parties consent to and grant any of the aforesaid courts’ jurisdiction over the person of such Parties and over the subject matter of such dispute. Each of the Parties irrevocably appoints Corporation Service Company as its agent for the sole purpose of receiving service of process or other legal summons in connection with any such Action brought in such courts and agrees that it will maintain Corporation Service Company at all times as its duly appointed agent in the State of Delaware for the service of any process or summons in connection with any such Action brought in such courts and, if it fails to maintain such an agent during any period, any such process or summons may be served on it by mailing a copy of such process or summons to it in accordance with, and in the manner provided in, Section 6.4 hereof, with such service deemed effective on the fifth (5th) day after the date of such mailing. The Parties agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

b)                  EACH PARTY (I) ACKNOWLEDGES AND AGREES THAT ANY ACTION THAT MAY ARISE UNDER OR RELATE TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND (II) HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY (A) CERTIFIES AND ACKNOWLEDGES THAT NO REPRESENTATIVE OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) CERTIFIES AND ACKNOWLEDGES THAT IT AND THE OTHER PARTY HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION OF THIS AGREEMENT, (C) UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER AND (D) MAKES THIS WAIVER VOLUNTARILY.

c)                   The covenant of each Service Provider to provide the applicable Services is independent of each Service Recipient’s covenants under this Agreement, the Existing TSA or any other existing commercial agreement between the Parties (or any of their Subsidiaries) and ADMA, during any dispute or otherwise, shall continue to provide the Services to BPC so long as BPC is not in material and ongoing breach of its obligations under Section 4.1 hereof for which breach BPC, after becoming aware of or receiving notice of such breach, has not promptly commenced and continued commercially reasonable efforts to remedy.

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6.4       Notices.

All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) when received, if delivered personally, (b) upon confirmation of receipt, when transmitted by e-mail, (c) upon receipt, if sent by registered or certified mail (postage prepaid, return receipt requested) and (d) the day after it is sent, if sent for next-day delivery to a domestic address by overnight mail or courier, to the Parties at the following addresses:

If to BPC:

Biotest Pharmaceuticals Corporation

901 Yamato Road, Suite 101

Boca Raton, FL 33431

Attention: Ileana Carlisle, CEO; and Donna Quinn, General Counsel

Email: [***] and [***]

If to ADMA:

ADMA Biologics, Inc.
456 Route 17 South
Ramsey, NJ 07446
Attention: Adam Grossman
Email: [***]

with a copy to (which will not constitute notice):

DLA Piper LLP (US)

51 John F. Kennedy Parkway, Suite 120

Short Hills, NJ 07078

Attention: David C. Schwartz, Esq.

Email: [***]

6.5       Insurance.

ADMA shall maintain insurance to the extent reasonably necessary in relation to the Services to be provided under this Agreement.

6.6       No Conflicting Commitments.

ADMA represents to the other that, to its knowledge, (a) the Services to be performed by ADMA under this Agreement are not prohibited or limited by any other agreement, Law or any applicable order, writ, injunction or decree of any court or Governmental Authority to which ADMA is bound or subject and (b) there are no other agreements, options, commitments or rights of any person (other than BPC) to the Services set forth herein.

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6.7        Entire Agreement.

This Agreement and the Purchase Agreement, along with the Service Schedule contain the entire agreement and understanding between the Parties hereto with respect to the subject matter hereof and supersede all prior negotiations, agreements and understandings, both written and oral, relating to such subject matter. Neither Party shall be liable or bound to any other Party in any manner by any representations, warranties or covenants relating to such subject matter except as specifically set forth herein, and in the Purchase Agreement.

6.8        Waiver; Remedies.

BPC, on the one hand, or ADMA, on the other hand, may waive compliance by the other Party with any term or provision of this Agreement that such other Party was or is obligated to comply with or perform, provided that such waiver is delivered in writing in accordance with the notice provisions hereof. No failure or delay on the part of ADMA or BPC in exercising any right, power or privilege under this Agreement, unless so waived in writing, shall operate as a waiver, nor shall any waiver on the part of either ADMA or BPC of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege under this Agreement. The Parties acknowledge and agree that, in view of the unique nature of the Services, upon a breach by a Party of any of its obligations in this Agreement, irreparable harm will occur, no adequate remedy at law will exist and damages would be difficult to determine. Accordingly, notwithstanding anything to the contrary in this Agreement, each Party agrees that in the event of breach or threatened breach by the other Party of any provisions of this Agreement, the non-breaching Party shall be entitled to equitable relief in the form of an order to specifically perform or an injunction to prevent irreparable injury, without being required to provide security or post bond. Nothing herein shall be construed as prohibiting any Party hereto from, pursuing solely or in addition any other remedies, including damages, for breach or threatened breach of this Agreement.

6.9          Amendment

This Agreement may not be amended except by an instrument in writing signed by an authorized representative of each of the Parties hereto.

6.10       No Third-Party Rights.

Except as provided in Article V hereof, no provision of this Agreement shall be deemed or construed in any way to result in the creation of any rights in or obligations of any Person not a Party to this Agreement.

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6.11	Successors and Assigns.

This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned, transferred, licensed, sublicensed, delegated, pledged or otherwise disposed of by any Party hereto without the prior written consent of the other Party, which consent may not be unreasonably withheld or delayed, provided, that no consent shall be required unless and until the proposed assignee shall have assumed in writing all obligations of its assignor under this Agreement and such assumption is delivered to the Party whose consent is being requested. Any purported assignment without a required consent shall be void.

6.12	Fees and Expenses.

Except as is otherwise specified herein, each Party shall bear its own fees and expenses incurred in connection with the performance of this Agreement and the transactions contemplated hereby.

6.13        Further Assurances.

Each Party shall execute and deliver such additional instruments and other documents and use all commercially reasonable efforts to take or cause to be taken, all actions and to do, or cause to be done, all things necessary under applicable law to consummate the transactions contemplated hereby.

6.14        Interpretation.

In the event of an ambiguity, or a question of intent or interpretation arises, under this Agreement, the Agreement shall be construed as if drafted jointly by both Parties, and there shall be no presumption or burden of proof favoring or disfavoring any individual Party by virtue of the authorship of any provisions of this Agreement.

6.15        No Joint Venture.

Nothing contained herein shall be deemed to create any joint venture or partnership between the Parties hereto, and, except as is expressly set forth herein, neither Party shall have any right by virtue of this Agreement to bind the other Party in any manner whatsoever. In this regard, each Party shall act and shall be deemed and construed to act under this Agreement as an independent contractor and not as an agent of the other Party. No employee of either Party shall be considered an employee of the other Party in any form.

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6.16       Severability.

In the event that any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy such determination shall not affect the enforceability of any others or of the remainder of the Agreement. Upon such determination that any term, provision, covenant or restriction of this Agreement is invalid, void, unenforceable or against regulatory policy, ADMA and BPC shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

6.17       Counterparts.

This Agreement may be executed manually or by e-mail as a PDF attachment by the Parties, in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

6.18       Force Majeure.

Neither Party will be liable for failures or delays in its performance hereunder actually caused by fire, flood, storm, acts of God, strike, lockout or other labor trouble, any law or ordinance, regulatory order or proclamation, or other requirement of any governmental authority, riot, war, acts of terrorism, accident or other causes beyond such Party’s reasonable control. In such event, the Party whose performance is affected thereby shall give written notice of its suspension of performance and the specific cause as soon as reasonably practicable after occurrence of the cause and shall resume performance as soon as reasonably practicable following removal of the cause.

6.19       Governing Law.

This Agreement (including any Action or controversy arising out of or relating to this Agreement) shall be governed by the Law of the State of Delaware without regard to conflict of law principles that would result in the application of any Law other than the Laws of the State of Delaware.

6.20       No Personal Liability.

This Agreement (and each agreement, certificate and instrument delivered pursuant hereto) shall not create or be deemed to create or permit any personal liability or obligation on the part of any officer, director, employee, agent, representative or investor of either Party.

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6.21       Further Assurances.

Each Party shall execute and deliver such additional instruments and other documents and use all commercially reasonable efforts to take or cause to be taken, all actions and to do, or cause to be done, all things necessary under applicable Law to consummate the transactions contemplated hereby.

6.22       Employees.

Individuals employed by ADMA or its Affiliates who provide Services pursuant to this Agreement shall in no respect be considered employees of BPC. ADMA or one of its Affiliates shall act as the sole employer of the individuals it employs and shall not delegate any employment functions to BPC.

6.23       Articles and Sections.

The headings of the Articles, Sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of or to in any way affect the meaning or interpretation of this Agreement.

6.24       Purchase Agreement.

Except as specifically agreed herein, nothing in this Agreement is intended, or shall be construed, to amend, modify, limit, augment or decrease in any respect, or constitute a waiver of, any of the rights, remedies or obligations of the Parties under the Purchase Agreement.

[Remainder of page intentionally left blank]

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the Parties have executed this Transition Services Agreement as of the date first above written.

ADMA BIOLOGICS, INC.

By:	/s/ Adam Grossman
Name: Adam Grossman
Title: President & CEO

ADMA BIO CENTERS GEROGIA INC.

By:	/s/ Adam Grossman
Name: Adam Grossman
Title: President & CEO

BIOTEST PHARMACEUTICALS CORPORATION

By:	/s/ Ileana Carlisle
Name: Ileana Carlisle
Title: CEO and President

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SERVICE SCHEDULE

[See attached.]

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT A

Transition Services Fee Schedule

BPC will reimburse ADMA for all required and documented payments thereunder, to the extent such payments relate to the Acquired Assets. Specifically, BPC agrees to further reimburse ADMA for services provided by ADMA on a monthly basis at the following rates:

Staff	Billing Rate (Hourly)
Senior Management (i.e., CEO, CFO, CSO)	$[***]
VP Average	$[***]
Senior Director Average	$[***]
Director Average	$[***]
Senior Manager Average	$[***]
Manager Average	$[***]
Full Time Exempt Average	$[***]
Full Time Non-Exempt Average	$[***]

If ADMA uses a Third Party Service Provider to provide any of the Services described in the Service Schedule, the amount payable by BPC in respect of the Services received by BPC shall be identical to the rate that ADMA is charged by such Third Party Service Provider for such Services.